UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

Soliton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38815	36-4729076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5304 Ashbrook Drive
Houston, Texas 77081
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 705-4866

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SOLY	The NASDAQ Stock Market

Item 7.01. Regulation FD Disclosure

On February 1, 2021, Soliton, Inc. (the "Company") issued a press release announcing that the U.S. Food & Drug Administration has cleared its Rapid Acoustic Pulse ("RAP") technology for the short-term improvement in the appearance of cellulite. The clearance was received on January 29, 2021. The device is indicated for use as an accessory to the 1064 nm Q-Switched laser for black ink tattoo removal in Fitzpatrick Skin Type I-III patients. The RAP device is also indicated for short-term improvement in the appearance of cellulite. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01. Other Events

On January 29, 2021, the U.S. Food & Drug Administration cleared the Company's Rapid Acoustic Pulse ("RAP") technology for the short-term improvement in the appearance of cellulite. The device is indicated for use as an accessory to the 1064 nm Q-Switched laser for black ink tattoo removal in Fitzpatrick Skin Type I-III patients. The RAP device is also indicated for short-term improvement in the appearance of cellulite. In the clinical trials submitted to the FDA as part of the 510(k) application that was cleared, patient results were generated by a single, non-invasive treatment that required no anesthesia, caused no unexpected or serious adverse events, received strong patient satisfaction ratings and was well tolerated by the trial subjects, with an average pain score of 2.4 out of 10. The RAP device induces mechanical disruption in fibrous structures, such as the septae contributing to dimples in cellulite, that results in release of the dimples and general smoothing of the skin.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

99.1	Soliton, Inc. press release dated February 1, 2021

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITON, INC.

By:	/s/ Lori Bisson
Lori Bisson
Executive Vice-President,
Chief Financial Officer

Dated: February 1, 2021